EXHIBIT 10.20.1
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                                    EXHIBIT Q

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of March 12, 1996, by and among UNIGENE LABORATORIES, INC., a Delaware corporation, ("Company"), Swartz Investments, LLC., a Georgia limited liability corporation ("Swartz Investments") and the subscribers ("Subscribers") to the Company's offering ("Offering") of up to $9,080,000 of Debentures pursuant to Regulation S Subscription Agreements between the Company and the Subscribers of even date herewith ("Subscription Agreement").

                  1.       Definitions. For purposes of this Agreement:

                  (a) The terms "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                  (b) The term "Registrable Securities" means the shares of Common Stock issuable or issued upon (i) conversion of the Debentures issued to Subscribers in the Offering and (ii) exercise of the Warrant; provided, however, that (x) after the expiration of the Restricted Period, shares of Common Stock obtainable on conversion of the Debentures (in whole or in part), and (y) after two years from the date of this Agreement, shares of Common Stock obtainable on exercise of the Warrant (the "Warrant Shares"), shall not constitute Registrable Securities, if those shares of Common Stock may be resold in a public transaction without registration under the Act, including without limitation pursuant to Rule 144 under the Act. Upon request of any Holders of Common Stock issued or issuable upon conversion of the Debentures or exercise of the Warrant, the Company shall cause legal counsel, reasonably acceptable to such Holder, to issue an opinion addressed to the holders, stating that such Common Stock may be sold without registration and without restriction on resale under the Act as described in the provisions of the immediately preceding sentence, in form and substance reasonably satisfactory to such Holder.

                  (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock which have been issued or are issuable upon conversion of the Debentures and exercise of the Warrant at the time of such determination;

                  (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof; and

                  (e) The term "Warrant" means the warrant granted to Swartz Investments in connection with the Offering.

                  (f) "Restricted Period" has the meaning ascribed to that term in the Subscription Agreement.
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                  2.       Demand Registration.

                  (a) At any time beginning after the end of the Restricted Period, the Holders of Registrable Securities obtained or obtainable upon conversion of at least 25% in principal amount of the Debentures then outstanding ("Initiating Holders") may notify the Company in writing that they demand that the Company file a registration statement under the Act covering the registration of all of the Registrable Securities then outstanding (other than Registrable Securities held by any Holder who does not want to be included therein). Upon receipt of such notice, the Company shall, within ten (10) days, give written notice of such request to all Holders and shall, subject to the limitations of subsection 2(b), file within 60 days of receipt of such request a registration statement to effect the registration under the Act of all Registrable Securities which the Holders request, by notice given to the Company within (10) days of receipt of the Company's notice, and use its best efforts to cause such registration statement to become effective as soon as possible (a "Demand Registration"). The Company may include in such registration statement any other securities of the Company which the holders thereof are entitled to have so included pursuant to any agreement entered into by the Company prior to the date hereof (the "Additional Shares").

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the written notice referred to in subsection 2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities covered by the registration statement in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder). All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 6(f)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, and reasonably acceptable to the Company.

                  (c) The Company is obligated to effect only one Demand Registration pursuant to Section 2 of this Agreement. The Company agrees to include all Registrable Securities held by all Holders in such registration statement; provided that, in the event that (i) the Registrable Securities covered by such registration statement are to be distributed pursuant to an underwriting and (ii) the managing underwriter determines, and advises the Company in writing, that marketing factors require a limitation on the number of
shares  (including   Additional   Shares)  to  be  underwritten,   the  managing
underwriter may require the exclusion from the underwriting of the excess shares, with the shares to be excluded allocated among the Registrable
Securities and all Additional Shares in respect of which the exclusion of such Additional Shares on any other basis would violate the contractual rights of the holders of such Additional Shares, in the proportion that the number of such Registrable Securities or Additional Shares which each holder thereof seeks to register bears to the total number of Registrable Securities and Additional
Shares sought to be included by all holders of Registrable Securities and Additional Shares. In the event the Company breaches its obligation of the preceding sentence, or Registrable Securities are excluded from the registration statement by reason of the proviso thereof, any Holders of the Registrable Securities which were not included in such registration statement shall be entitled to a Demand Registration for such excluded securities on the same terms as the Demand Registration described in this Agreement.
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                  (d)  The  Company  is  not   obligated   to  effect  a  Demand
Registration under this Section 2 if, in the written opinion of counsel to the Company reasonably acceptable to the person or persons from whom written request for registration has been received (and satisfactory to the Company's transfer agent to permit the transfer), registration under the Act is not required for
the  immediate   public  transfer  of  the  Registrable   Securities,   with  no
restrictions on resale, pursuant to Rule 144 or any other applicable exemption from registration.

                  (e) The Company  represents  that it is eligible to effect the
registration   contemplated  hereby  on  Form  S-3  and  will  use  commercially reasonable efforts to maintain such eligibility.

                  3. Piggyback Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company employee benefit plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within ten (10) days after mailing of such notice by the Company, which request shall state the intended method of disposition of such shares by such Holder, the Company shall cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered (a "Piggyback Registration"). The Company may elect not to proceed with, or suspend the effectiveness of, a Piggyback Registration at any time in its sole discretion and without prior consultation with any Holder.

                  4.       Limitation on Obligations to Register.

                  (a) In the case of a Piggyback Registration on an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be offered and sold by the Company, then the number of such Registrable Securities, if any, to be included in the registration statement as determined by the managing underwriter shall be allocated among all Holders who had requested Piggyback Registration, in the proportion that the number of Registrable Securities which each such Holder, including Swartz Investments, seeks to register bears to the total number of Registrable Securities sought to be included by all Holders, including Swartz Investments.

                  (b) Notwithstanding anything to the contrary herein, the Company shall have the right (i) to defer the filing of a registration statement (or any amendment thereto) or any request for acceleration of effectiveness of any Demand Registration and (ii) after effectiveness, to suspend effectiveness of any such registration statement, if, in the good faith judgment of the board of directors of the Company and upon the advice of counsel to the Company, such delay in filing or requesting acceleration of effectiveness or such suspension of effectiveness is necessary in light of the existence of material non-public information (financial or otherwise) concerning the Company, the disclosure of
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which at the time is not, (A) otherwise  required and (B) in the best  interests of the Company; provided however that the Company will use its best efforts to terminate such delay or suspension as soon as practicable and, in any event, will not delay effectiveness of such Demand Registration for more than three months from the date of the demand or suspend effectiveness for more than 60 days, unless it is then engaged in an acquisition that would make such registration impracticable, in which case it will use its best efforts to eliminate such impracticability as soon as possible.

                  5. Obligations to Increase Available Shares. If after a registration statement is filed pursuant to Section 2 the shares of Common Stock issuable upon the conversion of the Debentures is change by reason of the adjustment of the Conversion Rate, the number of Registrable Securities covered by the registration statement shall be proportionally adjusted. If required, the Company shall amend that registration statement, or file a new registration statement, or both, so as to cover such additional Registrable Securities. The Company shall use commercially reasonable efforts to effect such new registration within ninety days.

                  6. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, but subject to the limitations on the obligations of the Company set forth herein, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective.

                  (b Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of the Registrable Securities covered by such registration statement.

                  (c) With respect to any Demand Registration, use commercially reasonable efforts to keep such registration statement effective for a period of at least 180 days or, if earlier until the Holders of Registrable Securities covered by such registration statement have completed the distribution described in the registration statement.

                  (d) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, as they may reasonably request in order to facilitate the disposition of Registrable Securities covered by the registration statement.

                  (e) Use commercially reasonable efforts to register and qualify the Registrable Securities covered by such registration statement under such other securities or Blue Sky laws of such of the United States as shall be reasonably requested by the Holders of the Registrable Securities covered by such registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states.

                  (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement that is in usual and customary form with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement.
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                  (g) Notify each Holder of  Registrable  Securities  covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (h) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such Registrable Securities are being sold through underwriters, or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders of such Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders of such Registrable Securities.

                  (i) Use commercially reasonable efforts to maintain the listing of the Common Stock on NASDAQ Small Cap Market, NASDAQ National Market System or a national securities exchange for as long as any of the Registrable Securities are still outstanding.

                  7. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities or to determine that registration is not required by reason of the availability of Rule 144 or other applicable provision of the Act.

                  8.       Future Grants.

                  (a) The Company represents and warrants to the Holders that the number of securities constituting Additional Shares are the 100,000 shares of Common Stock initially issuable upon the exercise of certain warrants issued by the Company prior to the date hereof (warrants for 50,000 shares were issued on March 15, 1995 and warrants for 50,000 shares were issued on April 15, 1995, collectively the "Existing Warrants") and such additional number of shares of Common Stock as may be issued, pursuant to certain anti-dilution provisions set forth in the Existing Warrants, upon exercise thereof.

                  (b) During the period commencing on the date hereof and ending on the date of termination of this Agreement, the Company shall not grant to any person registration rights with respect to Common Stock that are senior to the registration rights granted herein.
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                  9. Expenses of Demand Registration.  All expenses,  other than
underwriting   discounts   and   commissions,   incurred  in   connection   with
registrations, filings or qualifications pursuant to Section 2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and including the reasonable fees and disbursements incurred of only one counsel for the selling Holders, shall be borne by the Company; provided, however, if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 (in which case all Holders who had requested such registration shall by jointly and severally liable for such expenses and the Holders of Registrable Securities shall have no further rights to a Demand
Registration);   provided  further,  however,  that  if  at  the  time  of  such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that which was publicly known at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.

                  10. Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto (and including the reasonable fees and disbursements incurred by only one counsel for the selling Holders selected by them), but excluding underwriting discounts and commissions relating to the sale of Registrable Securities.

                  11. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:


                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each "Holder Indemnified Person" (defined for purposes of this Section 11 as each Holder of registrable securities included in the registration statement, the officers and directors of each such Holder acting in their capacity as such, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act")), against any losses, claims, damages, expenses, or liabilities (joint or several) ("Losses") to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement, or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission, or alleged omission, to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or action; provided, however, that the indemnity agreement contained in this subsection 11(a) shall not apply to amounts paid in
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settlement of any such Loss or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Loss or action to the extent that it arises out of or is based upon a Violation which occurs in either (i) in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder Indemnified Person or any of its directors, officers, agents or affiliates or (ii) based upon a prospectus which included a Violation, after the Company has advised the Holder not to sell pursuant to such prospectus, and has made available an amended or supplemental prospectus that corrects such Violation.

                  (b) To the extent permitted by law, each selling Holder of Registrable Securities included in the registration statement will indemnify and hold harmless the "Company Indemnified Persons" (defined for the purpose of this Section 11 as the Company, each of its officers and directors in their capacity as such, each person, if any, who controls the Company within the meaning of the Act or the 1934 Act, any underwriter and any person who controls such underwriter within the meaning of the Act or the 1934 Act and any other Holder Indemnified Person selling securities in such registration statement), against any Loss (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such Holder Indemnified Person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such Loss (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder or any of its directors, officers, employees, agents or affiliates expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company and any such Company Indemnified Person in connection with investigating or defending any such Loss or action; provided, however, that the indemnity agreement contained in this subsection 11(b) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 11(b) exceed the gross proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified  party under this
Section 11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party
similarly  noticed,   to  assume  the  defense  thereof  with  counsel  mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 11.
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                  (d) The  obligations  of the Company  and  Holders  under this
Section 11 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

                  12. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Securities and Exchange Commission ("SEC") that may at any time permit a Holder to sell shares of Common Stock of the Company to the public without registration, the Company agrees to use commercially reasonable efforts to:

                  (a) whether or not the Company is required to file reports required by Section 13(a) of the 1934 Act, make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                  (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of
Section 13(a) or 15(d) of the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company under Section 13(a) or 15(d) of the 1934 Act, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any Registrable Securities without registration.

                  13. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company; provided that no amendment or waiver that materially and adversely affects the rights of any Holder shall be effective against such Holder unless such Holder agrees thereto.

                  14. Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at: President, Unigene Laboratories, Inc., 110 Little Falls Road, Fairfield, New Jersey 07004, Telephone No. (201) 882-0860, Telecopy No. (201) 227-6088 and (ii) the Holders at their respective addresses on the books of the Company. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

                  15. Termination. This Agreement shall terminate on the later to occur of (a) the date that is two years from the date of this Agreement and
(b) the date any distribution of Registrable Securities described in a registration statement filed pursuant to this Agreement is completed; but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination or (ii) the indemnification obligations under Section 11 of this Agreement.

                  16. Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Demand Registration or Piggyback Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement); and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

                  17. Governing Law. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the 1934 Act, which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined only in a federal court sitting in the county of New Castle in the State of Delaware.

         IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first above written.

                                            UNIGENE LABORATORIES, INC.

                                            By: ________________________________

                                            _________________________, President

                                   Address: 110 Little Falls Road
                                            Fairfield, New Jersey 07004

                                            SUBSCRIBER(S)

                                            ____________________________________
                                            Subscriber's Name

                                            By:_________________________________
                                                 (Signature)
                                   Address: ____________________________________
                                            ____________________________________

                                            SWARTZ INVESTMENTS, LLC

                                            By:_________________________________
                                                 (Signature)

                                            Title:______________________________